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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K



                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



               DATE OF REPORT (Date of Earliest Event Reported):
                      January 26, 1999 (February 5, 1999)



                         COMPREHENSIVE CARE CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




         DELAWARE                      0-5751                   95-2594724
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)


         4200 WEST CYPRESS STREET
                SUITE 300
              TAMPA, FLORIDA                                        33607
--------------------------------------------                  ------------------
  (Address OF Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code: 813-876-5036


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ITEM 5. OTHER EVENTS.

        On February 4, 1999, the Company was verbally advised by the staff of the New York Stock Exchange that the Exchange intends to initiate action to remove the Company's Common Stock from listing on the Exchange. Under applicable Exchange rules, the Exchange is required to notify the Company in writing, setting forth the basis for its decision and the specific policy or criteria under which its proposed delisting action is to be taken. The Company will have the right, which it intends to exercise, to request within twenty (20) days after receiving the written notification for a hearing.

        While the Company intends to pursue all means available to it to preserve and maintain its continued listing on the New York Stock Exchange, there is no assurance that it will be satisfactory in its efforts, nor is there assurance of what alternate principal market its Common Stock may be traded on.

        On November 30, 1998, the Company contracted to sell the Aurora facility for an aggregate purchase price of $5,100,000. By letter dated January 26, 1999, the purchaser notified the Company that the agreement was terminated due to the purchaser's inability to obtain sufficient financing. The Company is in the process of seeking an alternate purchaser while continuing to renegotiate with the original purchaser.

        The companies Comprehensive Behavioral Care, Inc. ("CBC") and Comprehensive Health Associates, Inc. ("CHA") are parties to management services agreements with Humana Health Plans of Puerto Rico, Inc. ("Humana") (successor in interest to PCA Health Plans of Puerto Rico, Inc.). These agreements were entered into pursuant to health care contracts awarded to Humana by the Puerto Rico Health Insurance Administration which are due to expire on March 31, 1999. By reason of such anticipated expiration date, the Company has been advised by Humana that the Company's contracts with it will terminate on March 31, 1999, which is in addition to a right to terminate on sixty (60) days notice. Humana has advised the Company that its contracts will terminate on March 31, 1999. Humana has, however, invited the Company to bid for the management of behavioral care services in the event new health insurance contracts are awarded to Humana by the Commonwealth of Puerto Rico.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMPREHENSIVE CARE CORPORATION


                                            By: /s/ Robert J. Landis
                                                --------------------------------
                                                Robert J. Landis
                                                Executive Vice President and
                                                Chief Financial Officer


Date: February 4, 1999



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